Exhibit 32(b)
Certification of Periodic Financial Report by
Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
and 18 U.S.C. § 1350
          I, Howard I. Atkins, Senior Executive Vice President and Chief Financial Officer of Wells Fargo & Company (the “Company”), certify that:
(1)	The Company’s Annual Report on Form 10-K for the year ended December 31, 2007, (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HOWARD I. ATKINS
Howard I. Atkins
Senior Executive Vice President and Chief Financial Officer Wells Fargo & Company February 29, 2008

          A signed original of this written statement required by Section 906 has been provided to Wells Fargo & Company and will be retained by Wells Fargo & Company and furnished to the Securities and Exchange Commission or its staff upon request.